UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2022

FINANCIAL STRATEGIES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41133	85-1792560
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2626 Cole Avenue, Suite 300

Dallas, Texas

75204

(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 560-4815

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FXCO	The Nasdaq Stock Market LLC
Warrants to acquire one share of Class A Common Stock	FXCOW	The Nasdaq Stock Market LLC
Rights to acquire one-tenth of one share of Class A Common Stock	FXCOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Promissory Note

As disclosed in the definitive proxy statement filed by Financial Strategies Acquisition Corp. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on November 14, 2022 (the “Extension Proxy Statement”), relating to a special meeting of stockholders (the “Extension Meeting”), FSC Sponsor LLC and Celtic Sponsor VII LLC, the Company’s co-sponsors (the “Co-Sponsors”), agreed that if the Extension Amendment Proposal and the Trust Amendment Proposal (each as defined below) were approved at the Extension Meeting, one or both of the Co-Sponsors, or one or more of their respective affiliates, members or third-party designees, would lend to the Company up to $600,000 to be deposited into the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”).

On December 9, 2022, the stockholders of the Company approved the Extension Amendment Proposal and the Trust Amendment Proposal at the Extension Meeting (as described in Item 5.07 of this Current Report on Form 8-K). Accordingly, on December 9, 2022, the Company issued an unsecured promissory note in the principal amount of $600,000 (the “Promissory Note”) to an affiliate of the Co-Sponsors, Temmelig Investor LLC, a Delaware limited liability company (the “Lender”), pursuant to which the Lender agreed to loan to the Company up to $600,000 in connection with the extension of the date (the “Termination Date”) by which the Company must consummate an initial business combination (“Business Combination”). The Promissory Note does not bear interest and matures upon the earlier of (a) the closing of a Business Combination and (b) the Company’s liquidation. In the event that the Company does not consummate a Business Combination, the Promissory Note will be repaid only from amounts remaining outside of the Trust Account, if any. Upon the consummation of a Business Combination, the Lender may elect to convert any portion or all of the amount outstanding under the Promissory Note into private units of the Company (each, a “Private Unit”), each Private Unit consisting of one share of the Company’s Class A common stock, par value $0.0001 per share (“Common Stock”), one warrant to purchase one share of Common Stock and one right to receive one-tenth of one share of Common Stock upon the consummation of a Business Combination, at a conversion price of $10.00 per Private Unit. Such Private Units will be identical to the private placement units issued to the Co-Sponsors at the time of the IPO.

The Company has deposited $50,000 into the Trust Account in connection with the first drawdown under the Promissory Note in order to effect the extension of the Termination Date to January 14, 2023 (the “Charter Extension Date”), and will deposit an additional $50,000 into the Trust Account for each subsequent Extension (as defined below) that is needed by the Company to complete a Business Combination. Such amounts will be distributed either to: (i) all of the holders of shares of Common Stock issued as part of the units sold in the IPO (the “Public Shares”) upon the Company’s liquidation or (ii) holders of Public Shares who elect to have their shares redeemed in connection with the consummation of a Business Combination.

The issuance of the Promissory Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description is qualified in its entirety by reference to the Promissory Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Trust Agreement Amendment

 At the Extension Meeting, the Company’s stockholders approved a proposal (the “Trust Amendment Proposal”) to amend the Investment Management Trust Agreement (the “Trust Agreement”), dated as of December 9, 2021, by and between the Company and Continental Stock Transfer and Trust Company (“Continental”), to extend the date on which Continental must liquidate the Trust Account (the “Liquidation Date”) from December 14, 2022 to January 14, 2023, and to allow the Company, without another stockholder vote, to further extend the Liquidation Date up to eleven times, for an additional one month each time, from January 14, 2022 to December 14, 2023, by depositing into the Trust Account, for each one-month extension, the lesser of (a) $50,000 and (b) $0.05 for each Public Share not redeemed in connection with the Special Meeting (the “Trust Agreement Amendment”). Prior to the Extension Meeting, as disclosed in a Current Report on Form 8-K filed by the Company with the SEC on December 6, 2022, the Company committed that, notwithstanding the requirement set forth in the Extension Amendment Proposal and the Trust Amendment Proposal to only pay $0.05 per share if the aggregate amount of such payment would be less than $50,000, it (i) would only effect such amendment upon the deposit of $50,000 into the Trust Account and (ii) would not elect any subsequent one-month extension of the Termination Date under such amendment unless $50,000 is deposited into the Trust Account for each such extension. On December 9, 2022, the Company and Continental entered into the Trust Agreement Amendment.

The foregoing description of the Trust Agreement Amendment is a summary only and is qualified in its entirety by reference to the full text of the Trust Agreement Amendment, a copy of which is attached as Exhibit 10.2 hereto and is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 9, 2022, the Company held the Extension Meeting to approve the Trust Amendment Proposal and to approve an amendment to the Company’s amended and restated certificate of incorporation (the “Charter Amendment”) to extend the Termination Date from December 14, 2022 (the “Original Termination Date”) to the Charter Extension Date, and to allow the Company, without another stockholder vote, to elect to extend the Termination Date on a monthly basis for up to 11 times by an additional one month each time (each, an “Extension”) after the Charter Extension Date, by resolution of the Company’s board of directors, if requested by one or both of the Co-Sponsors, and upon five days’ advance notice prior to the applicable Termination Date, until December 14, 2023, or a total of up to 12 months after the Original Termination Date, unless the closing of the Company’s Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”). The stockholders of the Company approved the Extension Amendment Proposal at the Extension Meeting, and on December 9, 2022, the Company filed the Charter Amendment with the Delaware Secretary of State.

The foregoing description is qualified in its entirety by reference to the Charter Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 9, 2022, the Company held the Extension Meeting to approve (i) the Extension Amendment Proposal, (ii) the Trust Amendment Proposal and (iii) a proposal to adjourn the Extension Meeting, if necessary, in the event there were insufficient shares of Common Stock represented to constitute a quorum at the Extension Meeting or approve the Extension Amendment Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”), each as more fully described in the Extension Proxy Statement.

Holders of 11,297,528 shares of Common Stock held of record as of November 10, 2022, the record date for the Extension Meeting, were present in person or by proxy, representing approximately 84.3% of the voting power of the shares of Common Stock issued and outstanding as of the record date for the Extension Meeting, and constituting a quorum for the transaction of business.

The voting results for the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal were as follows:

The Extension Amendment Proposal

For	Against	Abstain
10,337,623	959,905	0

The Trust Amendment Proposal

For	Against	Abstain
10,337,623	959,905	0

The Adjournment Proposal

For	Against	Abstain
10,337,623	959,905	0

In connection with the vote to approve the Charter Amendment, the holders of 9,387,982 Public Shares properly exercised their right to redeem their shares (and did not withdraw their redemption) for cash at a redemption price of approximately $10.17 per share, for an aggregate redemption amount of approximately $95,484,415.86. Following such redemptions, approximately $6,275,640.84 will remain in trust and 617,018 Public Shares will remain issued and outstanding.

 Item 7.01. Regulation FD Disclosure.

On December 13, 2022, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein, announcing the approval by stockholders of the Extension Amendment Proposal, the issuance of the Promissory Note and the extension of the Termination Date.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to Amended and Restated Certificate of Incorporation.
10.1	Promissory Note, dated December 9, 2022, issued to Temmelig Investor LLC.
10.2	Amendment No. 1 to Investment Management Trust Agreement, dated December 9, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
99.1	Press Release, issued December 13, 2022 (furnished pursuant to Item 7.01).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2022

FINANCIAL STRATEGIES ACQUISITION CORP.

By:	/s/ Horst Rzepka
Name:	Horst Rzepka
Title:	Chief Financial Officer